UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 18, 2017

ALEXANDER’S, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-06064	No. 51-0100517
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

210 Route 4 East Paramus, New Jersey	07652
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 587-8541
Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 18, 2017, Alexander’s, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Meeting”). As of March 20, 2017, the record date for stockholders entitled to vote at the Meeting, there were 5,107,290 shares of common stock, par value $1.00 per share (the “Shares”) outstanding and entitled to vote. Of the Shares entitled to vote at the Meeting, 4,979,253, or approximately 97.5% of the Shares, were present or represented by proxy. There were four matters presented and voted on. Set forth below is a brief description of each matter voted on, the voting results with respect to each such matter and other required information.

Proposal 1 – Election of two nominees to serve on the Board of Directors for a three-year term and until their respective successors are duly elected.

Nominee	For	Withheld	Broker Non-Votes

Thomas R. DiBenedetto	4,774,792	55,917	148,544
Russell B. Wight, Jr.	4,559,833	270,876	148,544

Proposal 2 – Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2017.

	For	Against	Abstain

Votes Cast	4,971,140	7,528	585

Proposal 3 – Non-binding advisory vote on executive compensation.

	For	Against	Abstain	Broker Non-Votes

Votes Cast	4,290,571	536,919	3,219	148,544

Proposal 4 – Non-binding advisory vote on the frequency of executive compensation advisory votes.

	One Year	Two Years	Three Years	Abstain	Broker Non-Votes

Votes Cast	2,061,367	323	2,691,508	77,511	148,544

Based on the votes set forth above, the shareholders recommended holding an advisory vote on executive compensation every three years. In accordance with the shareholders’ recommendation, the Company has determined that an advisory vote on executive compensation will be conducted every three years, until the next shareholder advisory vote on the frequency of the advisory vote on executive compensation.

In addition to the two nominees who were re-elected to serve on the Company’s Board of Directors, Steven Roth, David Mandelbaum, Wendy A. Silverstein, Arthur I. Sonnenblick, and Dr. Richard R. West, continue to serve as Directors after the Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDER’S, INC.
(Registrant)

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Financial Officer

Date: May 19, 2017